UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 3, 2026

RUBRIK, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-42028 (Commission File Number)	46-4560494 (I.R.S. Employer Identification Number)

3495 Deer Creek Road, Palo Alto, California 94304
(Address of principal executive offices and zip code)

(844) 478-2745
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.000025 par value	RBRK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 3, 2026, Rubrik, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (1) elected each of the Company’s nominees for Class II director, (2) ratified the appointment by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027, and (3) approved, on an advisory basis, every one year as the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. The final results with respect to each proposal are set forth below.
Proposal One – Election of Directors
The stockholders elected each of the three nominees named below as Class II directors to hold office until the 2029 annual meeting of stockholders and their successors are duly elected and qualified, or until their earlier death, resignation or removal. The results of such vote were:

Nominee	For	Withheld	Broker Non-Vote
Asheem Chandna	963,427,829	7,288,223	44,493,277
Ravi Mhatre	931,385,414	39,330,638	44,493,277
Arvind Nithrakashyap	966,093,445	4,622,607	44,493,277
Proposal Two – Ratification of Selection of Independent Registered Public Accounting Firm
The stockholders ratified the appointment by the Audit Committee of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027. The results of such vote were:

For	Against	Abstain
1,013,250,788	1,449,686	508,855
Proposal Three – Advisory Vote on the Frequency of Future Stockholder Advisory Votes on the Compensation of the Company’s Named Executive Officers
The stockholders approved, on an advisory basis, every one year as the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. The results of such vote were:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
970,083,338	130,905	290,742	211,067	44,493,277
Based on these results and consistent with the Company’s recommendation, the Company’s board of directors has determined that the Company will conduct future stockholder advisory votes on the compensation program for its named executive officers every one year.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 5, 2026

Rubrik, Inc.
By:	/s/ Kiran Choudary
Name:	Kiran Choudary
Title:	Chief Financial Officer